UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2023

Science Applications International Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35832	46-1932921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12010 Sunset Hills Road Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 676-4300

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SAIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2023, Science Applications International Corporation (the “Company”) announced that James C. Reagan was appointed as a member of the Board of Directors of the Company (the “Board”) for an initial term beginning on January 9, 2023 (the “Effective Date”) and expiring at the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”). In connection with the appointment of Mr. Reagan to the Board, the Company increased the size of the Board from twelve to thirteen members. As of the Effective Date, Mr. Reagan will become a member of the Audit and the Human Resources and Compensation Committees of the Board.

Mr. Reagan has an extensive background as a senior finance executive with both private and publicly held companies in the defense and government services industries. Most recently, Mr. Reagan served as Executive Vice President and Chief Financial Officer of Leidos Holdings, Inc. (NYSE: LDOS) from July 2015 until his retirement in July 2021.

In connection with his service on the Board, Mr. Reagan will be entitled to receive the standard annual cash and equity compensation paid to all non-employee directors of the Company, pro-rated until the 2023 Annual Meeting, and to participate in the Company’s Deferred Compensation Plan, which allows directors to defer 100% of the cash retainer and meeting fees they receive in connection with their service as a member of the Board.

There are no arrangements or understandings between Mr. Reagan and any other persons pursuant to which Mr. Reagan was selected as a director of the Company. There are no relationships or related transactions between Mr. Reagan or any member of his immediate family and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: January 9, 2023	By:	/s/ Hilary L. Hageman
Hilary L. Hageman
Executive Vice President, General Counsel and Corporate Secretary

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